BLACKROCK FUNDSSM

BlackRock International Opportunities Portfolio

(the “Fund”)

Supplement dated December 4, 2014

to the Fund’s Summary Prospectus dated January 28, 2014

Effective immediately, the following change is made to the Fund’s Summary Prospectus:

The section in the Fund’s Summary Prospectus entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Thomas Callan, CFA	1999	Managing Director of BlackRock, Inc.
Ian Jamieson, CFA	2011	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.